UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2006

HSBC Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8198	86-1052062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Sanders Road, Prospect Heights, Illinois	60070
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code (847) 564-5000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2006, the registrant’s Board of Directors approved an amendment to the registrant’s bylaws to revise the definitions of “Policy Making Officers” and “General Officers” included in Article IV, Section 1 thereof. A copy of Article IV, Section 1 of the registrant’s bylaws, as amended, is filed as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.2	Article IV, Section 1 of the registrant’s bylaws, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION
By: /s/ Patrick D. Schwartz Name: Patrick D. Schwartz Title: Vice President, Deputy General Counsel – Corporate and Assistant Secretary

Dated: December 28, 2006

EXHIBIT INDEX

Exhibit No.	Description

3.2	Article IV, Section 1 of the registrant’s bylaws, as amended.

4